EXHIBIT 99

[pmi logo]
  MORTGAGE INSURANCE CO.(R)                                         BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY

================================================================================

3003 Oak Road
Walnut Creek, California 94597


PMI Mortgage Insurance Co. (an Arizona corporation hereinafter called the "Company") agrees to pay to the Insured, in consideration of the premium or premiums to be paid as hereinafter specified and in reliance upon the Insured's representations and statements made in any Application for coverage under this Policy, any loss due to the Default by a Borrower on a Loan, subject to the terms and conditions contained herein.

To obtain information about this Policy, to register a complaint or to obtain information about related mortgage guaranty insurance products and services offered by the Company, the insured or its servicer may call the Company toll free at 800-288-1970.


Insured's Name and Mailing Address              Policy Number

                                                22294
ABFC 2004 OPT 2 Trust
214 North Tryon Street
Charlotte,  NC  28255

IN WITNESS WHEREOF, the Company has caused its Corporate Seal to be affixed hereto and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signature and binding on the Company.

                           PMI Mortgage Insurance Co.

                              [PMI CORPORATE SEAL]


/s/ L. Stephen  Smith                            /s/ Victor J. Bacigalupi
----------------------------                    --------------------------------
L. Stephen  Smith, President                    Victor J. Bacigalupi, Secretary

                            Authorized Representative



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  MORTGAGE INSURANCE CO.(R)                                         BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY

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                              TERMS AND CONDITIONS

I.    Definitions

      A. Acquisition Option means the method of determining the amount of the Insurance Benefit with respect to a Loan as set forth in Section V., C., 1.

      B. Advances means the reasonable and necessary sums paid by the Insured with respect to Loan after Default, for the following:

            1.    Hazard insurance premiums;

            2.    Real estate property taxes;

            3.    Property protection and preservation expenses;

            4.    Property sales expenses;

            5. Customary foreclosure costs including Court Expenses and reasonable attorney's fees;

            6. Costs of other customary legal proceedings, as may be necessary to obtain Good and Merchantable Title to or Possession of the Property; and

            7.    Loss mitigation expenses.

      C. Anticipated Loss means, in connection with a Claim, an amount equal to the Company's cost of paying the full Claim Amount calculated in accordance with Section V., B., less the amount the Company reasonably anticipates receiving as net proceeds of the sale of the Property, subtracting also from such proceeds all anticipated costs of the sale and holding costs, but in any event, such amount shall never be greater than the Loss calculated under the Percentage Option in accordance with Section V., C., 2.

      D. Application means the Insured's statements and descriptions, both oral and written, relative to the Loan made in connection with the application or negotiation for the insurance provided by this Policy, including the representations made, and documents executed by the Borrower, as evidenced by documents, writings, electronic media transfers, telephone data transmissions, and the like.

      E. Appropriate Proceedings means any legal or administrative action or proceeding by the Insured affecting either the Loan or the title to the Property, and include, but are not limited to:

            1. enforcing the terms of the Loan as allowed by the laws where the Property is located; or


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  MORTGAGE INSURANCE CO.(R)                                         BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY

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            2.    establishing a deficiency amount where appropriate and
                  permissible and where directed by the Company; or

            3. acquiring all the Borrower's right and title to the Property in the Insured's name, but excluding any voluntary conveyance under Section IV., D., (Voluntary Conveyance); or

            4. asserting the Insured's interest in the Property in a Borrower's bankruptcy or similar proceeding.

      F. Borrower means any Person required to repay the debt obligation created pursuant to the Loan. The Borrower may be more than one Person, and the term shall include any co-signer or guarantor of the Loan.

      G. Borrower's Own Funds means any funds owned by the Borrower and neither borrowed from other sources, nor subject to refund, rebate, or repayment.

      H. Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured extinguishing all of the Borrower's rights in the Property; provided, however, if the Insured so elects, the redemption period need not have expired. The deed evidencing such title in the Insured need not be recorded unless required by applicable law.

      I. Certificate means once all conditions for coverage have been satisfied, the number issued by the Company to a Loan, as listed on a Certificate Schedule.

      J. Certificate Schedule means a list of Loans to which coverage has been extended under this Policy, and which is attached to this Policy, or added thereto by endorsement, and any document issued by the Company pursuant to this Policy amending coverage for a Loan.

      K. Claim means the timely filed written request, made on a form provided by or in a manner approved by the Company, to receive benefits of this Policy. A Claim received by the Company containing all information or proof required by the Company shall be called a Perfected Claim.

      L. Claim Amount means the actual loss incurred by the Insured with respect to a Loan as calculated in accordance with Section V., B., (Calculation of Claim Amount) giving effect to adjustments made by the Company due to failure of the Insured to mitigate loss.

      M. Claim Settlement Period means a sixty (60) day period following the filing of a Claim with the Company provided that such period shall be extended by the number of days elapsed from the date the Company sends notice of deficiency of a Claim to the Insured to the date that the Insured files a Perfected Claim with the Company.

      N.    Closed means the later of:


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  MORTGAGE INSURANCE CO.(R)                                         BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY

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            1.    The date on which all Loan documents were executed and
                  delivered; or

            2. The date on which the funds under the Loan were initially disbursed to or for the benefit of the Borrower.

      O. Court Expenses means the out-of-pocket cost of initiating and conducting Appropriate Proceedings or any eviction proceedings. These expenses include costs of filing or serving pleadings, conducting discovery and enforcing judgment. These expenses do not include reimbursement for any time spent by the Insured or the Insured's employees, officers or agents, nor do these expenses include attorney's fees.

      P. Default means the failure by a Borrower to pay when due: (i) an amount equal to or greater than one (1) regular periodic payment due under the terms of a Loan, or (ii) the failure by a Borrower to pay when due all amounts due under a Loan after the exercise by the Insured of the "due on sale" provision of such Loan, provided however, that a Default as defined in (i) above which is cured within 59 days of the payment due date, will not be deemed to be a Default for purposes of administration of this Policy unless the missed payment is the first payment due under a Loan. Default does not mean any other non-monetary default or violation of any other term or condition of the Loan, which would allow for acceleration of the debt or foreclosure or other action to realize upon the security provided by the Loan.

            A Loan is deemed to be in Default for the period for which, as of the close of business on the installment due date, a scheduled installment payment has not been made. For example, a Loan is "four periodic payments in Default" if the periodic payments due on January 1 through April 1 remain unpaid as of the close of business on April 1.

      Q. Default Amount means the unpaid principal balance of a Loan as of the date of Default excluding any Negative Amortization. If a Loan has been divided into secured and unsecured portions pursuant to proceedings under the federal bankruptcy laws, the Default Amount shall include the unpaid principal balance due under the unsecured portion of the Loan even if the Insured has written off such unsecured portion of the Loan, provided that the premium paid has been calculated based on both the secured and unsecured portions of the Loan.

      R. Deficiency Expenses means reasonable attorneys fees and necessary court costs incurred by the Insured for those Appropriate Proceedings necessary to pursue or establish a deficiency against the Borrower and which are in addition to those incurred in standard and customary foreclosure proceedings, plus additional interest accruing on the Loan, real estate taxes, casualty insurance premiums and Property preservation expenses incurred during such Appropriate Proceedings and any additional related redemption period.

      S. Down Payment means (i) a cash contribution made by the Borrower, either prior to or at the time the Loan is Closed, from the Borrower's Own Fund's towards the purchase price of the Property, or


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                                                        FIRST LIEN MASTER POLICY

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            (ii) a verifiable equity in the Property vested in the Borrower only, after completion of the improvements in accordance with the Original Appraisal.

      T. Effective Date means, provided that the premium has been paid as required herein, 12:01 a.m. on the date of coverage as indicated on the Certificate Schedule.

      U. Environmental Impairment means Physical Damage to a Property occurring by reason of environmental contamination including, but not limited to, nuclear reaction or radioactive waste, toxic waste, poisoning or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or similar hazard including any condition giving rise to liability under the Comprehensive Environmental Response, Compensation and Liability Act or any similar law existing under either federal law or the law of the state where the Property is located.

      V. First Party means (a) the Insured or any officer, employee or agent of the Insured or (b) any of the following Persons: the correspondent lender, mortgage loan broker or other intermediary underwriting or originating the Loan on behalf of the Insured or originating lender, or escrow or closing agents or anyone under contract with the Insured or originating lender in connection with the origination of such Loan, such as an appraiser.

      W. FMV means the fair market value of a Property as of a specific date which shall be equal to the lesser of the appraised value or the sale price of the Property on that date; or in the event of a foreclosure sale, the appraised value or estimated value determined in accordance with customary servicing practices, or the value as determined under applicable law, where such law prescribes a method for determining the value of a Property.

      X. Good and Merchantable Title means title to the Property, free and clear of all liens and encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for:

            1. Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent; and

            2. Any municipal or zoning ordinances, building restrictions or other restrictions, covenants, regulations of use, provided the Property is in compliance with, and its intended use and occupancy is not materially adversely affected by, such restrictions, covenants, regulations or ordinances; and

            3. Easements, rights of way, sewer and utility rights, mineral, oil or timber rights, or any impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

            The Property must have, at a minimum, the following characteristics to establish Good and Merchantable Title: (i) adequate means of ingress and egress; (ii) the right to use of water and sewer facilities appertaining to the Property, whether such rights be by virtue of public easement or private


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                                                        FIRST LIEN MASTER POLICY

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            grant; (iii) the Property must be free of any lien for any toxic waste or environmental contamination or similar hazard or claim of such hazard pursuant to the Comprehensive Environmental Response Compensation and Liability Act, as amended, or similar federal or state law providing for liens in connection with the clean up of environmental conditions, and no proceedings to initiate such a lien may be pending, unless otherwise agreed to by the Company.

      Y. Insurance Benefit means the liability of the Company with respect to a Loan calculated in accordance with this Policy. A right to receive an Insurance Benefit shall be deemed to have arisen when a Default occurs while the Policy is in force for a Loan, notwithstanding that the amount of the Insurance Benefit is not then either presently ascertainable or due and payable.

      Z.    Insured means with respect to any Loan:

            1.    The Person designated on the face of this Policy; or

            2. Any Person, other than a natural Person, who owns the Loan, either for its own benefit or as trustee for the benefit of a third party.

      AA. Loan means any note or other evidence of indebtedness and the indebtedness it so evidences, together with the mortgage, bond, deed of trust, or other instrument securing said indebtedness, and to which coverage under this Policy has been extended.

      BB. Negative Amortization means the additions to the principal amount of a Loan arising from the insufficiency of regularly scheduled payments to cover interest as it accrues against the principal amount of the Loan as provided for therein.

      CC. Original Appraisal means the appraisal, other report or description of the Property, obtained by the lender under the Loan at the time it was originated, which establishes the value of the Property at that time.

      DD. Percentage Option means the method of determining the amount of the Insurance Benefit with respect to a Loan set forth in Section V., C., 2.

      EE. Person means any individual natural person, or any corporation, partnership, association or other legally recognized entity.

      FF. Physical Damage means tangible damage to a Property that materially adversely affects the use, marketability, or value of the Property, whether caused by accident or otherwise, including, but not limited to damage caused by reason of fire, destruction of tangible property, defects in construction, land subsidence, earth movement or slippage, flood, earthquake, war, civil insurrection, or riot; and further, Physical Damage includes Environmental Impairment and the destruction or removal of chattel items that are considered part of the Property (see Section I., KK., [Property]) For purposes of this definition "material" shall mean an amount equal to or greater than $1,500.00 such that the estimated cost to repair a Property is $1,500.00 or more before the exclusion set forth in Section III.,


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                                                        FIRST LIEN MASTER POLICY

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            G., (Physical Damage Exclusion) would apply to exclude coverage for a Loan. The presence of radon gas, lead paint or asbestos in the dwelling on the Property shall not be deemed to be Physical Damage.

      GG. Policy means this contract of insurance together with all Applications, all endorsements, and the Certificate Schedule, all of which are incorporated herein for all purposes.

      HH. Possession of the Property means actual and physical occupancy and control of the Property.

      II.   Pre-Arranged Sale means:

            1. A sale of a Property, with the prior approval of the Company, arranged by the Insured (or by the Borrower and approved by the Insured) prior to foreclosure because of a Default by a Borrower, or by the Insured after foreclosure and before expiration of the Claim Settlement Period; or

            2. A foreclosure or trustee's sale of a Property to a third party, or redemption from foreclosure, at a price equal to or greater than the minimum amount specified by the Company to be bid by the Insured at such sale.

      JJ. Pre-Arranged Sale Option means the method of determining the amount of the Insurance Benefit with respect to a Loan set forth in Section V., C., 3.

      KK. Property means the real property and all improvements thereon including any chattel items (including any built-in appliances) which are noted in the Original Appraisal, including all replacements or additions thereto, together with all easements and appurtenances, all rights of access, all rights to use, as well as any co-ownership interests in common areas, recreational and appurtenant facilities, and all replacements or additions thereto.

      LL.   Residential means:

            1. A type of building which is designed for occupancy by not more than four families; or

            2.    A single-family condominium or planned unit development unit;
                  or

            3. Any other single-family residence unit as to which Good and Merchantable Title may be held or conveyed freely under law, and which the Company has approved in writing.

      MM. Servicer means that Person, other than a natural Person, who at any time is servicing a Loan (as a master servicer, if subservicing is also involved) with respect to the Insured's obligations under the Policy. The Insured shall be presumed to be the Servicer unless the Company is notified otherwise.


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      NN.   Uninsured Casualty means Physical Damage to a Property which is either not covered by casualty insurance, or not covered in an amount sufficient to restore such Physical Damage to the Property.

      OO. Uninsured Loan Balance means, at any time, with respect to a Loan, the estimated Claim Amount less the Insurance Benefit estimated pursuant to the Percentage Option.

      PP. Any pronouns, when used herein, shall mean the single or plural, masculine or feminine, as the case may be.

      II.   Coverage

      A. Extension of and Level of Coverage- Extension of coverage to a Loan under this Policy shall be evidenced by issuance of a Certificate number on the Certificate Schedule. The Certificate Schedule and the Application for each Loan are incorporated herein by reference and made a part hereof for all purposes. The Policy is issued in reliance upon the Application and on the representations made in connection therewith. Coverage shall commence upon the payment of the initial premium, as of the Effective Date of the Certificate Schedule. The coverage level for each Loan shall be indicated on the Certificate Schedule.

      B. Initial Premium - On the Effective Date of the Certificate Schedule, the Insured shall forward the appropriate initial premium due to the Company to establish coverage as of the Effective Date.

      C. Payment of Renewal Premium - For coverage to be renewed, the entire renewal premium must be paid no later than the fifteenth (15th) day of the second month following the month in which each anniversary of the Effective Date occurs. For example, if the Effective Date was January 12, renewal premium must be paid by March 15. The Company shall give the Servicer, if a Servicer is shown on the records of the Company, or otherwise, the Insured, notice of the renewal premium due date. If the renewal premium is not paid by the last day of the grace period provided above, then the liability of the Company shall terminate as of 12:01 a.m. on the later of the last anniversary of the Effective Date through which the premium has been paid, or, if a non-payment notice is required by applicable law, the last day of the cure period specified in such non-payment notice or as may be required by applicable law (the "Lapse Date"). However, failure to pay a renewal premium will not impair or terminate coverage for Defaults occurring prior to the Lapse Date. Notwithstanding the foregoing, if the renewal premium is not paid by the last day of the above-stated grace period and such Loan is among a group of Loans whose coverage has lapsed due to the transfer, seizure or surrender of the servicing for such Loans, the Insured shall have an additional sixty (60) day grace period in which to pay the renewal premium for such Loan.

      D. Full Premium Payment - The Company shall have the right to hold in a suspense account for up to ninety (90) days any premium payment received, without obligation to apply such premium to coverage while any of the following circumstances exist:


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                                                        FIRST LIEN MASTER POLICY

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            1.    The payment received is less than the full amount of the
                  premium due with respect to a Certificate;

            2. Information received with the payment is insufficient to identify the Loan to which the payment applies.

            At the end of the ninety (90) day period if the Company has not been able to resolve the suspended premium payment with the Insured, then the Company shall either refund the payment or be deemed to have accepted and applied it without lapse of coverage. Where the Company has received notice that there is a Servicer for a Loan then, if a premium is refunded, the Insured shall be notified that such refund was made and shall have sixty (60) days from such notice to cure or perform the conditions precedent to coverage.

      E. Cancellation by the Insured of Coverage for a Loan - The Insured may cancel coverage with respect to a Loan by making a request for cancellation to the Company in writing or via any medium acceptable to the Company. Upon receipt thereof, for coverage having refundable premiums, the Company shall refund such sum as may be determined to be due in accordance with the appropriate cancellation or premium schedule. The Company reserves the right to net out any unpaid premium from any premium refund. However, no refund on a Certificate will be paid if a notice of Default has been filed unless the Insured waives its rights to the Insurance Benefit with respect to that Loan. Cancellation of coverage for a Loan will not cancel this Policy.

      F. Cancellation of Policy - Once coverage has become effective with respect to a Loan, this Policy may not be canceled by the Company for as long as any Certificate assigned under this Policy remains in force. If the Insured desires to cancel this Policy, it may do so by canceling all outstanding Certificates that have been issued under this Policy.

      G. Loan Modifications - Unless prior written approval is obtained from the Company, the Insured shall not make any change in the terms of any Loan including, but not limited to, any change in the amount of the indebtedness, the interest rate, the use of escrow funds or other funds, term or amortization schedule of the Loan, change in the Property, nor release any Borrower from liability on a Loan, provided, however, that changes in the Loan permitted by the instrument evidencing the Loan shall be deemed approved without prior approval.

      H. Assumptions and Balloon Restructures - The renewal or restructure of a Loan at the maturity of a Balloon Payment (hereinafter defined) and the assumption of a Loan by a purchaser of the Property, with or without the release of the original Borrower, are changes to a Loan requiring the Company's prior approval as set forth in Section II., G., (Loan Modifications) above, provided, however, that if under applicable law, the Insured cannot enforce the "Due on Sale" provision of a Loan, then the Company will be deemed to have approved the assumption of such Loan. Notwithstanding anything to the contrary in this Section II., H., the Company will be deemed to have approved the assumption of any Loan where no release is requested and under Section II-406.02 of the Federal National Mortgage Association's Servicing Guide or any successor provision thereof, or any similar provision


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            of the Federal Home Loan Corporation's Sellers' & Servicers' Guide,
            the assumption is an "exempt transaction" that the Servicer is to approve without review of the terms of the transaction.

      I.    Increase in Loan Amount - In addition to the approval requirement of
            Section II., G., (Loan Modifications) above, if the principal balance of a Loan is increased (excluding any Negative Amortization), the Insured shall pay an additional premium corresponding to the increase in coverage, at the then prevailing premium rate.

      J. Approval of Loan Modifications - The Company shall not unreasonably withhold any approval required to be obtained in connection with any of the changes listed in Sections II., G., and H.,; however, failure by the Insured to obtain any such approval with respect to any Loan shall constitute a waiver of coverage for that Loan and the Company shall refund premium for the period following such waiver.

      K. Servicing - The Loans will be serviced by one of five servicers qualified and approved by the Company and the Insured. Unless the prior written approval of the Company is obtained, the Servicing of any of the Loans may not be transferred, sold, or assigned unless such transfer, sale or assignment is approved in writing by the Company. The Company shall not unreasonably withhold approval of a proposed servicer. The Company's approval shall be deemed to be given for the transfer, sale or assignment of all or part of the Loans to a federally insured bank or savings association, an institutional investor, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Fannie Mae, or to a Fannie Mae or Freddie Mac approved mortgage banker, provided that notice of the same is given as required by this paragraph.

      L. Change of Insured - If all of the Loans are transferred, sold or assigned by the Insured, coverage will continue PROVIDED THAT (a) notice thereof is given to the Company within thirty (30) days of such change, (b) the change in ownership, however denominated, is not occasioned by the redemption, repurchase, cancellation or other method of extinguishing the transaction pursuant to which the Loans were securitized, and (c) the Company approves the change in writing. The Company shall not unreasonably withhold approval of an new Insured.

      M.    Coordination and Duplication of Insurance Benefits -

            1. If any portion of a Loan is uninsured, all payments made by the Borrower on the Loan shall be allocated to the insured portion of the Loan in the same ratio as the insured principal amount bears to the total principal amount of the Loan. The Insurance Benefit hereunder shall likewise be calculated on the same pro rata basis.

            2. The Insured shall not carry duplicate mortgage guaranty insurance (other than mortgage guaranty pool insurance or supplemental mortgage guaranty insurance) on any Loan.


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            3.    If at the time of Default there is any other valid and
                  collectible insurance in effect for the Loan which would attach if this insurance were not in effect, then the coverage under this Policy shall apply only as excess coverage and in no event as contributing insurance.

      N. Mitigation of Loss - The Insured and its Servicer shall attempt to limit and mitigate loss by adhering to customary servicing standards applicable to delinquent Loans, which may include in appropriate cases, but is not limited to, trying to obtain a cure of Defaults and trying to effectuate a Pre-Arranged Sale or voluntary conveyance of the Property. The Insured shall permit the Company to participate in workout activities for any Loan in Default. Failure of the Insured to materially comply with this Section II., N., with respect to any Loan shall entitle the Company to adjust the Claim Amount by the amount the Company was damaged by such noncompliance. The Company shall attempt to limit and mitigate any loss to the Insured which will not be covered by the Insurance Benefit provided under this Policy.

III.  Exclusions from Coverage

      The Company shall not be liable for, and the Policy shall not apply to, extend to or cover the exclusions listed below. In the event that coverage is excluded for any Loan, the Company will refund all premium for that Loan for the period following the occurrence of the event giving rise to such exclusion. Except where prohibited by law, if the damage to the Company arising from an excluded event can be reasonably quantified, the Company shall adjust the Claim Amount by the amount of such damage rather than exclude coverage altogether for such Loan, unless a refund of premium as provided for in the preceding sentence would provide a greater payment to the Insured.

      A. Balloon Payment Exclusion - Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and interest due under the Loan, which payment becomes due when the Insured exercises its right to call the Loan when not in default or because the term of the Loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payment of principal and interest that are set forth in the Loan (commonly referred to as a "Balloon Payment"); provided, however, that this Exclusion shall not apply if the Insured or its Servicer offers the Borrower in writing, before the due date of the Balloon Payment, a renewal or extension of the Loan, or a new loan at then current market rates, in an amount not less than the then outstanding principal balance and with no decrease in the amortization period and the Borrower declines to seek such renewal or refinancing.

      B. Effective Date Exclusion - Any Claim resulting from a Default occurring before the Effective Date of the Policy or after its lapse, cancellation, or expiration; or after coverage is canceled with respect to the Loan.

      C. Incomplete Construction Exclusion - Any Claim when, as of the date of such Claim, construction of the Property had not been completed in accordance with the construction plans and specifications approved by the Loan originator at the time the Loan was originated or in accordance with the Original Appraisal. (This Incomplete Construction Exclusion shall not apply if the construction of


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            the Property has been fully completed and, if Physical Damage occurs during construction, any repairs necessary to restore the Property to its complete condition, reasonable wear and tear excepted, have been completed.) However, coverage for a Default occurring during construction may be excluded by Section III., B., (Effective Date Exclusion) above.

      D. Residential Property Exclusion - Any Claim where the Property is not, as of the date the Loan is Closed, on the Effective Date, and on the date the Claim is filed, Residential real property.

      E. Negligence and Fraud Exclusion - Any Claim involving or arising out of, or any Claim where the origination of the Loan or extension of coverage hereunder involved or arose out of, any dishonest, fraudulent, criminal, or knowingly wrongful act (including error or omission) by the Insured, the Servicer or any agent of the Insured or Servicer; or any Claim involving or arising out of the negligence of the Insured or the Servicer, which negligence is material either to the acceptance of the risk or to the hazard assumed by the Company.

      F. Non-Approved Servicer Exclusion - Any Claim occurring when the Servicer, at the time of Default or thereafter, was not approved by the Company, provided, however, that this Non-Approved Servicer Exclusion shall not apply to any Loan for which a Default occurs within 150 days after the Company withdraws approval of the Servicer for such Loan. If the Company decides to withdraw approval of a Servicer it shall give written notice of that decision to the Insured for each affected Loan as shown in the Company's records.

      G. Physical Damage Exclusion - Any Claim where there is Physical Damage to the Property, occurring or manifesting itself after the Effective Date; provided, however, that this exclusion will not apply (i.e., the Company will provide coverage for a Claim) where Physical Damage has occurred to the Property if:

            1. The Default giving rise to a Claim was not primarily caused by an Uninsured Casualty occurring prior to such Default, and the Company has elected to pay either the Percentage Option or the Pre-Arranged Sale Option as the Insurance Benefit for the Loan; or

            2. The Property has been restored to its condition as reported in the Original Appraisal (as fully completed), reasonable wear and tear excepted. The Insured may elect to accept a reduction in the Claim Amount by an amount equal to the estimated cost to completely restore the Property as would otherwise be required by this exclusion rather than be required to restore the Property to obtain an Insurance Benefit under this Policy. In the event the Company relies on an estimate for such restoration that is not obtained by the Insured, then the Company shall, at the request of the Insured, provide a copy of such estimate to the Insured.

      H. Loan to Value Ratio Exclusion - Any Claim where the original principal balance of the Loan exceeded one hundred percent (100%) of the FMV of the Property at the time the Loan was originated, and such fact was not disclosed to the Company at the time coverage under this Policy was extended to such Loan.


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      I.    Negative Amortization Exclusion - Unless otherwise endorsed, any
            Negative Amortization with respect to a Loan.

      J. Defenses to Loan Exclusion - That portion of any Claim equal to the amount of the indebtedness from which the Borrower is released, or any Claim against which the Borrower successfully asserts defenses that have the effect of releasing, in whole or in part, the Borrower's obligations to repay the Loan, provided, however, this Defenses to Loan Exclusion shall not apply where the release of the Borrower is the result of a bankruptcy "cram down" so long as the Insured has continued to pay premium on the full amount of the indebtedness and that all other conditions of this Policy have met.

      K. Environmental Impairment Exclusion - Any Claim where there is Environmental Impairment to the Property which existed prior to the Effective Date if the existence, or suspected existence, of the Environmental Impairment was not disclosed in the Application and the Environmental Impairment (i) is a principal cause of the Default, and (ii) has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety. Notwithstanding the foregoing, this exclusion shall not apply if the Insured has removed or remedied the condition that constitutes the Environmental Impairment or the Insured has removed the hazardous character of such condition in accordance with applicable federal, state or local laws.

IV.   Conditions Precedent to Payment of Claim

      The following Claim payment procedures contain the conditions precedent to, and additional limitations upon the Company's obligation to pay Insurance Benefits under this Policy:

      A.    Notice of Default - The Insured shall give the Company notice:

            1. Within forty-five (45) days of Default, if it occurs when the first payment is due under a Loan; or

            2. Not later than the last business day of the month following the month in which the first of the following events occur:

                  a. The date when the Borrower becomes three (3) periodic payments in Default on the Loan if the periodic payments are made monthly, and not later than ninety (90) days after the occurrence of a Default for Loans having periodic payments more often than once a month; or

                  b. Foreclosure or other Appropriate Proceedings have been commenced.


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            Such notice shall be on forms provided by or approved by the Company or via a medium acceptable to the Company. Unavailability of Company forms is not a valid reason for delay in reporting. Failure to report a Default as required by this Section IV., B., shall entitle the Company to deduct from the Claimable Amount of a Claim thirty
            (30) days of interest accruing on the Loan during the period between the date the notice of Default should have been filed and the date it was submitted to the Company.

      B. Monthly Reports - Following a notice of Default on a Loan or the commencement of Appropriate Proceedings, the Insured shall give the Company monthly reports on forms furnished or approved by the Company or via a medium acceptable to the Company, on the status of the Loan and on the servicing efforts undertaken to remedy the Default or conclude the Appropriate Proceedings. These monthly reports shall continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until title to the Property has been transferred to the Insured.

      C. Company's Options after Notice of Default - If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured shall file a Claim within twenty (20) days and the Company may elect to pay the Insurance Benefit pursuant to the Percentage Option. Thereafter, following the Insured's acquisition of the Borrower's Title to the Property, the Insured shall be entitled to file a supplemental Claim in an amount equal to the sum of the Advances not included in the initial Claim, plus any Deficiency Expenses (See Section I.,R.) subject to the limitations and deductions of Section V., B., (Calculation of Claim Amount) and such supplemental Claim shall be paid by the Company in accordance with the Percentage Option.

      D. Voluntary Conveyance - The Insured may accept a conveyance of title from the Borrower in lieu of foreclosure or other proceedings if:

            1. The ability of the Insured to preserve, transfer and assign to the Company the Insured's rights against the Borrower is not impaired; and

            2. The rights of the Company under this Policy against such Borrower are not adversely affected; or if

            3. The written approval of the Company has been obtained; provided, however, it is understood that such approval shall not constitute nor be deemed an admission of liability by the Company with respect to coverage for the related Loan.

      E. Appropriate Proceedings - The Insured MUST begin Appropriate Proceedings when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured shall report the status of these proceedings to the Company as reasonably and expeditiously as possible.


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            In conducting Appropriate Proceedings, the Insured shall:

            1. Diligently pursue the Appropriate Proceedings once they have begun;

            2. Apply for the appointment of a receiver and assignment of rents, if permitted by law, requested by the Company, and appropriate for the Property;

            3. At the request of the Company, furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings;

            4. Act so that its ability to preserve, transfer and assign to the Company its rights against the Borrower is not impaired; and so that the rights of the Company under this Policy against the Borrower are not adversely affected, including any rights to obtain a deficiency judgment, provided that the Insured shall not be required to pursue or establish a deficiency against the Borrower in those states where the Company is not permitted to pursue such a deficiency;

            5. Bid an amount at the foreclosure sale which is not less than the minimum amount nor more than the maximum amount set forth below, unless the Company notifies the Insured of other instructions or waives its right to give bidding instructions, in writing.

                  a. If the FMV of a Property is less than the Uninsured Loan Balance, the Insured shall start bidding at not less than the FMV of the Property and may continue bidding up to a maximum of the Uninsured Loan Balance.

                  b. If the FMV of a Property is greater than the Uninsured Loan Balance, the Insured shall start bidding at not less than the Uninsured Loan Balance up to a maximum amount equal to the Claim Amount.

                  If other bidding instructions are provided they will not specify a maximum bid that is less than the Uninsured Loan Balance, and, if the Property is subject to redemption for less than the outstanding amount of the Loan, then such other bidding instructions will not specify an opening bid of less than the Uninsured Loan Balance.

      F. Pre-Arranged Sales - In the event of Default on a Loan, it shall be a condition precedent to payment of any Insurance Benefit on the Loan that (i) the Insured attempt to obtain a Pre-Arranged Sale of the Property whenever reasonable, and (ii) the Insured shall authorize its broker, when requested by the Company, to release marketing information for the Property to the Company, if requested by the Company, unless the Insured shall have notified the broker that the Company's right to acquire the Property has expired or been waived. For purposes of this section, a "Pre-Arranged Sale Offer" means an offer to purchase the Property received by the Insured, together with a schedule of (i) expense items proposed by the Insured to be included in the settlement amount of the Pre-Arranged Sale Offer is accepted and the proposed Property sale closes, and
            (ii) the Insured's then-


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            estimated amounts thereof. Pre-Arranged Sale Offers that the Insured chooses to submit to the Company will be approved or rejected by the Company.

      G.    Claim Requirements - The Insured must provide the Company with:

            1. A completed form furnished or approved by the Company for payment of a Claim ("Claim for Loss Form"); and

            2. All information reasonably requested on the Claim for Loss Form together with all documentation requested on or necessary to complete such Claim for Loss Form; and

            3. Evidence satisfactory to the Company that the Insured has acquired the Borrower's Title to the Property, except where the Company has elected the Pre-Arranged Sale Option provided, however, if the primary cause of the Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, then no matter which settlement option the Company elects, the Insured must comply with the requirements of Section IV., G., 4, as if the Company had elected the Acquisition Option; and

            4. In the event the Company elects the Acquisition Option, a recordable deed in normal and customary form containing the usual warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property, along with evidence satisfactory to the Company that the Insured has acquired and can convey to the Company or its designee Good and Merchantable Title to the Property; and

            5. All other documentation or information reasonably requested by the Company for purposes of investigating and/or adjusting the Claim; and

            6. Access to the Property for purposes of determining its value, and for investigating and/or adjusting the Claim; provided, however, if the Company elects the Acquisition Option, then Possession of the Property must be provided by the Insured, unless the Company waives this requirement in writing.

V.    Loss Payment Procedure

      A.    Filing of Claim - The Insured shall file a Claim no later than sixty
            (60) days after the earlier of acquiring the Borrower's Title to the Property or a Pre-Arranged Sale, provided that if the Company elects to acquire the Property, then no later than sixty (60) days after the Insured acquires Good and Merchantable Title to the Property. Failure of the Insured to file a Claim within this time period shall
            (i) relieve the Company of any obligation to include in the Claim Amount interest and Advances accruing on the Loan after such sixty
            (60) day period has expired, and (ii) entitle the Company to adjust such Claim to the extent that the Company is prejudiced by such late filing of the Claim, up to 100% of the Insurance Benefit.


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            Unavailability of Company forms is not a valid reason to delay filing a Claim. If a Claim filed by the Insured is incomplete the Company shall within twenty (20) days of receipt of a Claim, notify the Insured of all items needed to perfect such Claim. If no notice of deficiency of the Claim is sent within the twenty (20) day period following receipt of the Claim by the Company, then the Claim shall be deemed to be perfected as of the date the Company received the Claim.

      B. Calculation of Claim Amount - The Claim Amount for any Loan shall be an amount equal to the sum of:

            1. The Default Amount but excluding any portion of the principal balance attributable to any increase therein after the first payment is due and payable, and excluding capitalized penalty interest or late payment charges. (See Section III., I., (Negative Amortization Exclusion) THIS POLICY DOES NOT COVER NEGATIVE AMORTIZATION UNLESS SUCH COVERAGE IS ENDORSED FOR A
                  LOAN); and

            2. The amount of accumulated delinquent interest due on the Loan at the contract rate stated in the Loan from the date of Default through the date that the Claim is submitted to the Company, but excluding applicable late charges and penalty interest; additional interest computed on the Default Amount until the Pre-Arranged Sale of the Property, and thereafter until the Pre-Arranged Sale closing information is submitted, computed on the Default Amount reduced by the net proceeds of such Pre-Arranged Sale (For purposes of this Section, "late charges and penalty interest" includes, but is not limited to, increases in interest rate caused by non-performance of the Borrower. In no event will the Claim Amount include interest at a rate other than what the Insured would receive if the Loan were paid as current in accordance with its own terms); and

            3.    The amount of Advances made by the Insured; provided that:

                  a. Attorney's fees advanced thereunder shall not exceed three percent (3%) of the sum of the (1) and (2) above; and

                  b. Payment for Advances other than Attorney's fees, shall be prorated through the earlier of the date the Claim is submitted to the Company or the Pre-Arranged Sale of the Property;

            less:

            4. All rents and other payments (excluding proceeds of fire and extended coverage insurance and proceeds of a Pre-Arranged
                  Sale) collected or received by the Insured, which are derived from or in any way related to the Property;

            5. The amount of cash available to the Insured remaining in any escrow account as of the last payment date;


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            6.    The amount of cash to which the Insured has retained the right of possession as security for the Loan; and

            7. The amount paid under applicable fire and extended coverage policies which has not been applied to either the restoration of the Property, if the Property suffered Physical Damage, or to the payment of the Loan; and

            8. The amount expended by the Insured for Advances requiring approval by the Company which are not in compliance with the Company's guidelines and which have not been approved by the Company.

      C. Payment of Insurance Benefit - The Company, at its sole option, shall elect one of the following three options and pay to the Insured, on or before the last day of the Claim Settlement Period, as the Insurance Benefit, either:

            1. The Acquisition Option which shall equal the Claim Amount less the amount of any payments of Loss previously made by the Company with respect to the Loan, payable in exchange for the conveyance of Good and Merchantable Title to and Possession of the Property; provided, however, that if the Insured is unable to perform any conditions precedent to payment of a Claim within the later of thirty (30) days after the redemption period or ninety (90) days after the Claim Adjustment Period, then, so long as the Claim is not otherwise excluded, the Insured may retain title to the Property and the Insurance Benefit under this Acquisition Option shall be an amount equal to the Company's Anticipated Loss in connection with such Property ; or

            2. The Percentage Option which is an amount equal to the Claim Amount multiplied by the percentage of coverage specified in this Policy, or

            3. The Pre-Arranged Sale Option is an amount equal to the lesser of the Percentage Option or the Insured's actual loss in connection with a Pre-Arranged Sale of the Property. The Insured's actual loss shall be an amount equal to the Claim Amount plus all reasonable costs incurred in obtaining and closing such sale less the proceeds of the Pre-Arranged Sale.

            In addition to payment under one of the foregoing options, the Company will pay whatever Deficiency Expenses are payable to the Insured pursuant to Section V., D. (Deficiency Expenses).

            In the event that a Pre-Arranged Sale fails to close prior to the end of the Claim Settlement Period, the Company may postpone payment of the Insurance Benefit for up to (90) ninety days, or if earlier, until such Pre-Arranged Sale closes or is terminated, provided that interest on the Default Amount at the rate due upon the Loan during such postponement is paid to the Insured.

            Further, in the event the Property is redeemed after the payment of the Percentage Option, the Insured shall be obligated to promptly refund to the Company the amount, if any, by which the redemption price plus the Insurance Benefit exceeds the Claim Amount.


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            In the event the Company does not pay the Insurance Benefit within the Claim Settlement Period, it will pay interest on the Insurance Benefit at the rate due under the Loan from the last day of the Claim Settlement Period until the Claim is paid.

      D. Deficiency Expenses - Notwithstanding the provisions of Section V., C., (Payment of Insurance Benefit) above, in the case where a deficiency against the Borrower is being pursued solely at the request of the Company, then any Deficiency Expenses shall be added to the amount of the Insurance Benefit. If a deficiency against a Borrower is being pursued as part of Appropriate Proceedings, for the benefit of both the Insured and the Company, then at the time such deficiency rights are established or a deficiency judgment is obtained, whichever shall occur first, the Deficiency Expenses plus any similar expenses incurred by the Company in connection with such deficiency shall be settled between the parties on the same pro rata basis set forth in Section VI., B. (Subrogation) for the settlement of deficiency recoveries. Expenses and costs arising after that point shall be treated as collection expenses to be netted against the deficiency recovery, if any, (and, if none, to be shared between the parties on the same pro rata basis when it becomes clear that nothing will be recovered).

            To facilitate the decision of whether to pursue or establish a deficiency against a Borrower, the Insured shall provide the Company with any information it may have relevant to collecting on a deficiency judgment for that case. The Company will discuss all such information it may have with the Insured so that the parties can decide whether any Appropriate Proceedings (necessary to establishing or pursuing a deficiency) are to be pursued for the benefit of both parties or whether one of the parties will elect not to participate in any recovery. The Insured will be deemed to be participating in Appropriate Proceedings solely at the request of the Company when such proceedings are not a condition precedent to obtaining Borrower's Title to or Possession of a Property and, after the parties have exchanged information on the Loan, the Insured has advised the Company in writing why the Insured does not wish to participate in such proceedings.

      E. Discharge of Obligation - Any payment by the Company in accordance with Section V., C., (Payment of Insurance Benefit) and, if applicable, Section V., D., (Deficiency Expenses) or Section IV., C., (Company's Options after Notice of Default), taking into account appropriate adjustments, shall be a full and final discharge of the Company's obligation under this Policy with respect to the related Loan. Notwithstanding the preceding sentence, the Company shall not be relieved of its obligation to pay any appropriate supplemental Claims filed pursuant to Section IV., C., (Company's Options after Notice of Default) or as may otherwise be agreed to by the Company.


VI.   Additional Conditions

      A. Proceedings of Eminent Domain - In the event that part or all of the Property is taken by eminent domain, condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured shall require that the Borrower apply the maximum permissible amount of any


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            compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

      B. Subrogation - The Company shall be subrogated pro rata, to the full extent permitted by law (except where the Company is prohibited by law from pursuing recovery of a Loan), to all of the Insured's Recovery Rights with respect to a Loan, upon payment of a Claim hereunder. "Recovery Rights" shall mean all rights of recovery against the Borrower and any other Person or organization relating to the Loan or to the Property. The Company's pro rata share of the net deficiency recovered (i.e., amounts recovered less reasonable costs and expenses) with respect to any Loan shall be the amount of the Insurance Benefit divided by the amount of the deficiency judgment. Internal staff costs and overhead expenses shall not be deducted in determining the amount of a net deficiency recovery unless specifically agreed to in writing by the parties.

            The Insured hereby designates the Company its exclusive agent (i) to pursue all of the Insured's Recovery Rights to which the Company has not become subrogated by payment of a Claim (i.e., the Insured's share of the Recovery Rights), (ii) to file any action in the Company's name as assignee of the Insured, to collect on the Insured's Recovery Rights, and (iii) to settle and compromise any such Recovery Rights on behalf of the Insured, it being understood and agreed that the Company shall have the exclusive rights to pursue and settle all Recovery Rights for any Loan on which a Claim payment is made hereunder, unless waived in writing by the Company. If the Company decides not to pursue Recovery Rights with respect to a Loan, then the Company shall issue a written waiver of its subrogation and management rights to the Insured. The Insured shall execute and deliver at the request of the Company such instruments and documents, and undertake such actions as may be necessary to transfer, assign and secure such Recovery Rights to the Company. The Insured shall refrain from any action, either before or after payment of a Claim hereunder that shall prejudice such Recovery Rights.

            Notwithstanding any provision in the foregoing paragraph to the contrary, in the event the Insured has, in addition to Recovery Rights against a Borrower or any other Person, a claim or claims against such Borrower or other Person not related to the Recovery Rights, then the Insured shall have the right to pursue in its own name all the Recovery Rights in conjunction with the Insured's other claim or claims, and the Company will waive its right to manage the pursuit of the Recovery Rights.

            The execution by the authorized party, even if it be a party other than the Insured, of a release or waiver of the right to collect the unpaid balance of a Loan, if it has such effect, shall release the Company from its obligations hereunder to the extent and amount of such release or waiver, unless the Company is prohibited by law from pursuing recovery of such Loan.

      C. Representations and Reliance; Incontestability - All statements made by the Insured, the Servicer, the Borrower or any other Person in any part of the Application, including the Original Appraisal, plans and specifications, or any exhibits or documents submitted therewith, are deemed to be the Insured's representations. The Company has issued this Policy and has extended coverage to


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            each Loan listed on the Certificate Schedule in reliance on the correctness and completeness of such representations as made or deemed to be made by the Insured.

            No Claim otherwise payable under this Policy with respect to a Loan will be denied, nor will the coverage for such Loan be rescinded, based on any misrepresentation in the Application made by the Borrower or any Person other than a First Party, once twelve (12) regularly scheduled periodic payments have been made on that Loan from the Borrower's Own Funds.

            Notwithstanding the foregoing provisions of this Section VI., C.,, the Company will not be precluded from denying a Claim or rescinding coverage for a Loan where prior to the Borrower making twelve (12) regularly scheduled payments from the Borrower's Own Funds, the Company notifies the Insured in writing that the Company has sufficient evidence to establish a reasonable belief that there was a material misrepresentation made in the Application with respect to such Loan and the Company provides a reasonable description of such misrepresentation.

      D. Notice - Premium payments are to be paid as provided in Sections II., B., and C., and sent to the Company at the address listed on the Commitment, or as otherwise instructed by the Company in writing. All other notices, Claims, tenders, reports and other data required to be submitted to the Company by the Insured shall be either (i) mailed postpaid, (ii) sent by overnight courier, (iii) transmitted electronically or via magnetic tape or other media in a manner approved by the Company, or (iv) sent by telephonic facsimile transmission, to the Company's home office at the following address and facsimile number:

            For Claim matters:

                  PMI Mortgage Insurance Co.
                  P. O. Box 193837
                  San Francisco, California 94119
                  Attention:  Claim Department
                  Facsimile Number: (415) 788-8593

            For Customer Service matters:

                  PMI Mortgage Insurance Co.
                  P.O. Box 3836
                  San Francisco, California 94119
                  Attention:  Customer Service Department
                  Facsimile Number:  (415) 291-6191

            All notices to the Insured shall be given to the Servicer unless the Company has not been notified that a Loan is being serviced by a Person other than the Insured, and shall be either (i) mailed postpaid, (ii) sent by overnight courier, (iii) transmitted electronically or magnetically in a manner approved by the Insured, or (iv) sent by telephonic facsimile transmission, to the Servicer, at the


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                                                        FIRST LIEN MASTER POLICY

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            address and facsimile number provided in writing by the Insured to the Company, or to the last known address and facsimile number for that Servicer, except that for facsimile transmissions, the Company shall confirm telephonically or otherwise the accuracy of the facsimile number used. Nonpayment notices under Section II., C. and notices required under Section III., F. shall be sent to both the Insured and the Servicer whenever the Company has been notified that the Servicer is a Person other than the Insured. All notices to the Insured and Servicer will be sent to those Persons whom the Company was last notified as owning or servicing the Loan, respectively, at the last known address for such Persons as reflected in the records of the Company.

            Either party may notify the other of a change in address in the same manner as provided for giving notice. All notices, Claims, tenders, reports and other data required to be submitted to the Company or to the Insured shall be deemed to have been given five (5) days after the same is deposited in the U.S. Mail, delivered to an overnight courier, or transmitted in a manner approved above, unless actually received earlier. If the Insured requests that notices be sent to a third party other than the Insured and Servicer, the Company agrees to use its best efforts to give such notices but the Company shall not incur any liability for failure to send any notice to any third parties.

      E. Reports and Examinations - As pertinent to any Loan or the Policy, the Company may call on the Insured for such reports as it may deem reasonably necessary, and may inspect the files, books and records of the Insured as they pertain to any Loan or to the Policy. The Company has the right to require that any information which the Insured is required to provide under this Policy be certified as to its truthfulness and accuracy by an officer or properly authorized employee of either or both the Insured and the Servicer.

      F. Arbitration - Unless prohibited by applicable law, any controversy or dispute, including any Claim made hereunder, arising out of or relating to this Policy, may, upon the mutual consent of all parties to the dispute, be settled by binding arbitration in accordance with the title insurance rules of the American Arbitration Association in effect on the date the demand for arbitration is made. If this remedy is elected by all parties to the dispute, then the decision of the arbitrator(s) shall be final and binding on all the parties, and shall be enforceable in any court of competent jurisdiction in the United States of America.

      G.    Suit -

            1. No suit or action for recovery of any Claim or Insurance Benefit under this Policy shall be sustained in any court of law or equity unless the Insured has materially and substantially complied with the terms and conditions of this Policy, and unless the suit or action in equity is commenced within three (3) years or such longer period of time as may be required by applicable law, after (i) the Claim has been presented to the Company or (ii) the date on which the cause of action accrued, whichever is earlier. No suit or action on a Claim or Insurance Benefit may be brought against the Company until sixty (60) days have elapsed from the later of the date that the Insured is notified that Claim is perfected or from the date the Claim is


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                  deemed to be a Perfected Claim, unless the subject matter of the suit or action is whether a Perfected Claim has been filed.

            2. If a dispute arises concerning the Loan and involving either the Property or the Insured, the Company has the right to protect its interest by defending any action arising from such dispute, even if the allegations involved are groundless, false or fraudulent. The Company is NOT REQUIRED to defend any lawsuit involving either the Insured, the Property or the Loan. The Company shall also have the right to direct the Insured to institute suit on the Insured's behalf, if this suit is necessary or appropriate to preserve the Company's rights in connection with a Loan or Property. If any litigation costs and expenses incurred by either the Company or the Insured under this Section VI., G., arise out of an action involving the negligent or wrongful conduct or breach of contract on the part of the Insured, then the Insured shall bear all such costs and expenses, and in all other cases, the Company shall bear such costs and expenses.

      H. Parties in Interest - This contract shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Insured and its permitted successors and assigns. Neither the Borrower, nor any successive owner of a Property, nor any pool insurance carrier, nor any other Person is included or intended as a third party beneficiary to this Policy. Payments made to the Insured hereunder are intended as indemnification for actual loss and shall not affect nor impair the Insured's rights of recovery against the Borrower subject, however, to the provisions of Section VI., B., (Subrogation). Because the Company and the Insured are the only parties to the Policy, they may agree to modify or amend or terminate this Policy or any Certificate without the consent of, or notice to, any Borrower, Servicer or any other Person.

      I. Agency - Neither the Insured, its Servicer, its originators, nor any of their respective employees or agents shall be or shall be deemed to be agents of the Company, nor shall the Company be or be deemed to be an agent of the Insured or Servicer except to the extent of the Recovery Rights assigned to the Company pursuant to Section IV., B., (Subrogation). The Servicer is deemed to be an agent of the Insured for all purposes under this Policy, including, but not limited to, for receiving notices, payments of Insurance Benefit, settling Claims, and performing acts required of the Insured under this Policy excepting for receipt of notices required under Section III., F., (Non-Approved Servicer).

      J. Governing Law; Conformity to Statute - This Policy, including the Certificate Schedule, Claim or Insurance Benefit related to any Loan, shall be governed by the law of the jurisdiction in which the original named Insured is located as shown in on the face page hereof. Any provision of this Policy which is in conflict with the law of the aforesaid jurisdiction is hereby amended to conform to the minimum requirements of that law.

      K. Electronic Data Storage - It is understood that the Company may store information, the contents or images of documents or other data on electronic media or other media generally accepted for business records (such as microfiche). The Company and Insured agree that the data stored on such electronic or other media are equally acceptable between the parties for all purposes as information,


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            documents or other data maintained in printed or written form, including but not limited to, for the purposes of litigation or arbitration.

      L. No Waiver - Except as provided in Section VI., C., Representations and Reliance; Incontestability, nothing contained in this Policy shall be deemed to waive or limit the Company's rights arising at law or in equity to rescind or reform this Policy or the Certificate in the event that material misrepresentations of fact or fraudulent statements were relied upon by the Company in issuing this Policy or extending coverage hereunder to any Loan.


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  MORTGAGE INSURANCE CO.(R)

                             SCHEDULE ENDORSEMENT TO
                      BULK PRIMARY FIRST LIEN MASTER POLICY
                                 (the "Policy")


POLICY ISSUED TO:                          ATTACHED TO AND FORMING
                                           PART OF POLICY NUMBER:

ABFC 2004 OPT 2 Trust                      22294-0001-0
214 North Tryon Street
Charlotte,  NC  28255


EFFECTIVE DATE OF POLICY:                  EFFECTIVE DATE OF SCHEDULE
                                           ENDORSEMENT:

March 30, 2004                                  March 30, 2004

The Schedule Endorsement hereby extends coverage under the above Policy of Insurance, from and after the date of this Schedule Endorsement, to those Loans listed in the Certificate Schedule attached hereto and made a part to this Schedule Endorsement (herein called "Schedule A").

The term "Effective Date" for the Loan(s) covered by this Schedule Endorsement shall mean the date stated above.

Except for the foregoing amendments, the Policy and all terms, conditions, provisions, and limitations of the Policy remain in full force and effect. None of the terms, conditions, provisions and limitations of the Policy have been varied, waived, altered or extended in any manner except as expressly set forth in this Schedule Endorsement.

IN WITNESS WHEREOF, the Company has caused this Endorsement to be signed by its duly authorized officers as of the Effective Date first above stated.


                           PMI MORTGAGE INSURANCE CO.

                              [PMI CORPORATE SEAL]


BY:  /s/ L. Stephen  Smith                 BY: /s/ Victor J. Bacigalupi
    -------------------------                 ----------------------------------
    President                                 Secretary


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